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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                        SKILLSOFT PUBLIC LIMITED COMPANY

                              SKILLSOFT CORPORATION

          and certain Subsidiaries of Skillsoft Public Limited Company in favor of

                       CREDIT SUISSE, as Collateral Agent

                            dated as of May 14, 2007

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                                TABLE OF CONTENTS

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SECTION 1. DEFINED TERMS............................................................    1

   1.01 Definitions.................................................................    1
   1.02 Other Definitional Provisions...............................................   10

SECTION 2. GUARANTEE................................................................   11

   2.01 Guarantee...................................................................   11
   2.02 Rights of Reimbursement, Contribution and Subrogation.......................   12
   2.03 Amendments, etc. with respect to the Borrower Obligations...................   13
   2.04 Guarantee Absolute and Unconditional........................................   14
   2.05 Reinstatement...............................................................   15
   2.06 Payments....................................................................   15

SECTION 3. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL........   15

SECTION 4. REPRESENTATIONS AND WARRANTIES...........................................   17

   4.01 Representations in Credit Agreement.........................................   17
   4.02 Title; No Other Liens.......................................................   17
   4.03 Perfected First Priority Liens..............................................   17
   4.04 Name; Jurisdiction of Organization, etc.....................................   18
   4.05 Inventory and Equipment.....................................................   18
   4.06 Farm Products...............................................................   19
   4.07 Investment Property.........................................................   19
   4.08 Receivables.................................................................   20
   4.09 Intellectual Property.......................................................   20
   4.10 Letters of Credit and Letter of Credit Rights...............................   22
   4.11 Commercial Tort Claims......................................................   22
   4.12 Contracts...................................................................   22

SECTION 5. COVENANTS................................................................   23

   5.01 Delivery and Control of Instruments, Chattel Paper, Negotiable Documents,
        Investment Property and Deposit Accounts....................................   23
   5.02 Maintenance of Insurance....................................................   24
   5.03 [Reserved]..................................................................   25
   5.04 Maintenance of Perfected Security Interest; Further Documentation...........   25
   5.05 Changes in Locations, Name, Jurisdiction of Incorporation, etc..............   26
   5.06 Notices.....................................................................   26
   5.07 Investment Property.........................................................   26
   5.08 Receivables.................................................................   28
   5.09 Intellectual Property.......................................................   28
   5.10 Contracts...................................................................   30
   5.11 Commercial Tort Claims......................................................   31
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SECTION 6. REMEDIAL PROVISIONS......................................................   31

   6.01 Certain Matters Relating to Receivables.....................................   31
   6.02 Communications with Obligors; US Grantors Remain Liable.....................   31
   6.03 Pledged Securities..........................................................   32
   6.04 Proceeds to be Turned Over To Collateral Agent..............................   33
   6.05 Application of Proceeds.....................................................   33
   6.06 Code and Other Remedies.....................................................   34
   6.07 Registration Rights.........................................................   35
   6.08 Deficiency..................................................................   36

SECTION 7. THE COLLATERAL AGENT.....................................................   36

   7.01 Collateral Agent's Appointment as Attorney-in-Fact, etc.....................   36
   7.02 Duty of Collateral Agent....................................................   38
   7.03 Filing of Financing Statements..............................................   38
   7.04 Authority of Collateral Agent...............................................   39
   7.05 Appointment of Co-Collateral Agents.........................................   39

SECTION 8. MISCELLANEOUS............................................................   39

   8.01 Amendments in Writing.......................................................   39
   8.02 Notices.....................................................................   39
   8.03 No Waiver by Course of Conduct; Cumulative Remedies.........................   39
   8.04 Enforcement Expenses; Indemnification.......................................   40
   8.05 Successors and Assigns......................................................   40
   8.06 Set-Off.....................................................................   40
   8.07 Counterparts................................................................   41
   8.08 Severability................................................................   41
   8.09 Section Headings............................................................   41
   8.10 Integration.................................................................   41
   8.11 APPLICABLE LAW..............................................................   41
   8.12 Submission to Jurisdiction; Waivers.........................................   41
   8.13 Acknowledgments.............................................................   42
   8.14 Additional Grantors.........................................................   42
   8.15 Releases....................................................................   42
   8.16 WAIVER OF JURY TRIAL........................................................   43
   8.17 Reinstatement...............................................................   43
   8.18 Conflict....................................................................   43
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Exhibits:

Exhibit A Form of Securities Account Control Agreement
Exhibit B Form of Deposit Account Control Agreement
Exhibit C Form of Trademark Security Agreement
Exhibit D Form of Copyright Security Agreement
Exhibit E Form of Patent Security Agreement

Annex:

Annex 1 Form of Assumption Agreement

Schedules:

Schedule 4.03    Filings and Other Actions Required to Perfect
                 Security Interests
Schedule 4.04    Organizational Information
Schedule 4.05(a) Location of Inventory and Equipment
Schedule 4.07(a) Description of Equity Instruments
Schedule 4.07(b) Description of Pledged Debt Instruments
Schedule 4.07(c) Description of Pledged Accounts
Schedule 4.09(a) Intellectual Property
Schedule 4.09(c) Licenses, etc.
Schedule 4.10    Letter of Credit Rights
Schedule 4.11    Commercial Tort Claims
Schedule 4.12(a) Material Contracts
Schedule 8.02    Notice Address of Guarantors
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            GUARANTEE AND COLLATERAL AGREEMENT dated as of May 14, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of Credit Suisse ("CS"), as collateral agent (in such capacity and together with its successors, the "Collateral Agent") for (i) the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SkillSoft Public Limited Company, an Irish public limited company ("Holdings"), SkillSoft Corporation, a Delaware corporation (the "Borrower"), the Lenders party thereto, CS, as administrative agent (in such capacity and together with its successors, the "Administrative Agent") and as Collateral Agent, and (ii) the other Secured Parties (as hereinafter defined).

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

            WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

            WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent for the ratable benefit of the Secured Parties;

            NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

            1.01 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC, such terms shall have the meanings given in Article 9 thereof): Accounts, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Deposit Account, Electronic Chattel Paper, Equipment,

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Farm Products, Financial Asset, Fixtures, General Intangibles, Goods,
Instruments, Inventory, Letter of Credit, Letter of Credit Rights, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

            (b) The following terms shall have the following meanings:

            "Administrative Agent" shall have the meaning assigned to such term in the preamble.

            "After-Acquired Intellectual Property" shall have the meaning assigned to such term in Section 5.10(k).

            "Agreement" shall mean this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower" shall have the meaning assigned to such term in the preamble.

            "Borrower Obligations" shall mean the collective reference to the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and reimbursement obligations in respect of amounts drawn under Letters of Credit and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Grantors to the Arrangers, to any Agent or to any Lender (or, in case of Specified Hedge Agreements, any Lender or any Agent or Arranger or any Affiliate of any Lender, Agent or Arranger), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, guarantee obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Arrangers, to any Agent or to any Lender that are required to be paid by any Grantor in accordance with the Credit Agreement or any other Loan Document) or otherwise; provided, that (i) obligations of Holdings, the Borrower or any other Loan Party under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as the other Borrower Obligations are so secured and guaranteed, (ii) any release of collateral or guarantors effected in the manner permitted by the Credit Agreement or any other Loan Document shall not require the consent of holders of obligations under Specified Hedge Agreements (in their capacity as such holders) and (iii) the amount of secured obligations under any Specified Hedge Agreements shall not exceed the net amount, including any net termination payments, that would be required to be paid to the counterparty to such Specified Hedge Agreement on the date of termination of such Specified Hedge Agreement.

            "Business Day" shall mean any day other than a Saturday, Sunday or day on which commercial banks in New York City are authorized or required by law to close.

            "Closing Date" shall mean the date hereof.

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            "Collateral" shall have the meaning assigned to such term in Section
3 and shall include all other property and assets of the Grantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Collateral Account" shall mean (i) any collateral account established by the Collateral Agent as provided in Section 6.01 or 6.04 or (ii) any cash collateral account established as provided in Section 2.23(j) of the Credit Agreement.

            "Collateral Account Funds" shall mean, collectively, the following: all funds and investments (including all cash equivalents) credited to any Collateral Account and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Collateral.

            "Collateral Agent" shall have the meaning assigned to such term in the preamble.

            "Contracts" shall mean all contracts and agreements between any Grantor and any other person (in each case, whether written or oral, or third party or intercompany) as the same may be amended, extended, restated, supplemented or otherwise modified from time to time including (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder.

            "Copyright Licenses" shall mean any agreement, whether written or oral, naming any Grantor as licensor or licensee (including those listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time)), granting any right in, to or under any Copyright, including the grant of rights to reproduce, print, publish, copy, import, export, sell, distribute, perform, publicly display, and make derivative works of any work protected by copyright.

            "Copyrights" shall mean (i) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including the registered copyrights and applications listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office, (ii) the right to, and to obtain, all extensions and renewals thereof, and the right to sue for past, present and future infringements of any of the foregoing, (iii) all proceeds of the foregoing, including license, royalties, income, payments, claims, damages, and proceeds of suit and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

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            "Credit Agreement" shall have the meaning assigned to such term in the preamble.

            "dollars" or "$" shall mean lawful money of the United States of America.

            "Excluded Assets" shall mean (i) all leases, licenses, contracts, property rights or agreements to which any US Grantor is a party or any of its rights or interests thereunder if and only for so long as the grant of a security interest therein shall constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above; (ii) all applications to register a Trademark in the U.S. Patent and Trademark Office based on a Grantor's "intent to use" such Trademark for which a statement of use has not been filed (but only until such statement is filed); (iii) all equity interests in Foreign Subsidiaries that are not a Grantor; (iv) all Equity Interests in Holdings; and
(v) the book debts of the Irish Guarantors, but solely to the extent that a grant of security over such book debts under this Agreement would be construed for the purposes of Irish law as constituting a fixed charge over such book debts that would be subject to section 1001 of the Taxes Consolidation Act 1997 of Ireland, where "book debts" has the meaning given to that term in the Companies Act 1963 of Ireland. Notwithstanding the foregoing, "Excluded Assets" shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets).

            "General Intangibles" shall mean all "general intangibles" as such term is defined in Article 9 of the New York UCC and, in any event, including with respect to any Grantor, all rights of such Grantor to receive any tax refunds, all Hedging Agreements and all contracts, agreements, instruments and indentures and all licenses, permits, concessions, franchises and authorizations issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder and (iv) all rights of such Grantor to terminate and to perform and compel performance and to exercise all remedies thereunder.

            "Grantors" shall have the meaning assigned to such term in the preamble.

            "Guarantor Obligations" shall mean with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including Section 2) or any other Loan Document or Specified Hedge Agreements to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and

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disbursements of counsel to any Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

            "Guarantors" shall mean the collective reference to each Grantor other than the Borrower.

            "Holdings" shall have the meaning assigned to such term in the preamble.

            "Insurance" shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof).

            "Intellectual Property" shall mean the collective reference to all rights, priorities and privileges relating to any intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, together with URLs, domain names, content of websites and databases, and all rights to sue at law or in equity for any past, present and future infringement or other violation of rights therein, including the right to receive all proceeds and damages therefrom.

            "Intellectual Property Collateral" shall mean that portion of the Collateral that constitutes Intellectual Property; but excluding all Excluded Assets.

            "Investment Property" shall mean the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC including all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts, (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not otherwise constituting "investment property," all Pledged Notes, all Pledged Equity Interests, all Pledged Security Entitlements and all Pledged Commodity Contracts; but excluding all Excluded Assets.

            "Issuers" shall mean the collective reference to each issuer of a Pledged Security.

            "Lenders" shall have the meaning assigned to such term in the preamble.

            "Licensed Intellectual Property" shall have the meaning assigned to such term in Section 4.09(a).

            "Material Contract" shall mean each contract pursuant to which any Grantor licenses Material Intellectual Property together with any agreement, contract or license or other arrangement (other than an agreement, contract or arrangement representing indebtedness for borrowed money) to which any Grantor is a party that is material to the Grantors and their subsidiaries, taken as a whole, and for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

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            "Material Intellectual Property" shall have the meaning assigned to such term in Section 4.09(b).

            "New York UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations" shall mean (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Owned Intellectual Property" shall have the meaning assigned to such term in Section 4.09(a).

            "Patent License" shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, export, distribute or sell any invention covered by a Patent, including any of the foregoing listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time).

            "Patents" shall mean (i) all letters of patent of the United States, any other country, union of countries or any political subdivision of any of the foregoing, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time), (ii) all applications for letters of patent of the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisions, continuations and continuations-in-part thereof, all improvements thereof, including any of the foregoing listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time), (iii) all rights to, and to obtain, any reissues or extensions of the foregoing and (iv) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

            "Payment in Full of the Obligations" shall have the meaning assigned to such term in Section 2.01(e).

            "person" shall mean any natural person, institution, sole proprietorship, unincorporated organization, public benefit corporation, corporation, trust, business trust, joint venture, joint stock company, association, company, limited liability company, partnership, Governmental Authority or other entity.

            "Pledged Alternative Equity Interests" shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests or Pledged Trust Interests; but excluding all Excluded Assets.

            "Pledged Borrower Stock" shall mean all of the Equity Interests in Borrower.

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

            "Pledged Collateral" shall mean the collective reference to the Pledged Commodity Contracts, the Pledged Securities and the Pledged Security Entitlements in each case held by a US Grantor; but excluding all Excluded Assets.

            "Pledged Commodity Contracts" shall mean all Commodity Contracts listed on Schedule 4.07(c) (as such schedule may be amended from time to time) and all other Commodity Contracts to which any Grantor is party from time to time in each case held by a US Grantor; but excluding all Excluded Assets.

            "Pledged Debt Securities" shall mean all debt securities now owned or hereafter acquired by any US Grantor, including the debt securities listed on
Schedule 4.07(b), (as such schedule may be amended or supplemented from time to time), together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any person that may be issued or granted to, or held by, any US Grantor while this Agreement is in effect; but excluding all Excluded Assets.

            "Pledged Equity Interests" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests in each case held by a US Grantor.

            "Pledged LLC Interests" shall mean all interests of any US Grantor now owned or hereafter acquired in any limited liability company, including all limited liability company interests listed on Schedule 4.07(a) hereto under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing; but excluding all Excluded Assets.

            "Pledged Notes" shall mean all promissory notes now owned or hereafter acquired by any Grantor, including those listed on Schedule 4.07(b) (as such schedule may be amended or supplemented from time to time); but excluding all Excluded Assets.

            "Pledged Partnership Interests" shall mean all interests of any US Grantor now owned or hereafter acquired in any general partnership, limited partnership, limited liability partnership or other partnership, including all partnership interests listed on Schedule 4.07(a) hereto under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing; but excluding all Excluded Assets.

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            "Pledged Securities" shall mean the collective reference to the
Pledged Debt Securities, the Pledged Notes and the Pledged Equity Interests; but excluding all Excluded Assets.

            "Pledged Security Entitlements" shall mean all Security Entitlements with respect to the Financial Assets listed on Schedule 4.07(c) (as such schedule may be amended from time to time) and all other Security Entitlements of any Grantor; but excluding all Excluded Assets.

            "Pledged Stock" shall mean all shares of capital stock now owned or hereafter acquired by any US Grantor, including all shares of capital stock listed on Schedule 4.07(a) hereto under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; but excluding all Excluded Assets.

            "Pledged Trust Interests" shall mean all interests of any US Grantor now owned or hereafter acquired in a Delaware business trust or other statutory trust, including all trust interests listed on Schedule 4.07(a) hereto under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing; but excluding all Excluded Assets.

            "Proceeds" shall mean all "proceeds" as such term is defined in
Section 9-102(a)(64) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

            "Qualified Counterparty" shall mean, with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender, an Agent, an Arranger or an Affiliate of a Lender, an Agent or an Arranger or an Affiliate of a Lender, an Agent or an Arranger.

            "Receivable" shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

            "Secured Parties" shall mean, collectively, the Arrangers, the Administrative Agent, the Collateral Agent, the Syndication Agents, the Co-Documentation Agents, the

                                        8

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Lenders, Swingline Lender, Issuing Bank and, with respect to any Specified Hedge
Agreement, any Qualified Counterparty that has agreed to be bound by the provisions of Article VIII of the Credit Agreement as if it were a Lender party thereto; provided that no Qualified Counterparty shall have any rights in connection with the management or release of any Collateral or the obligations of any Guarantor under this Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Specified Hedge Agreement" shall mean any Hedging Agreement (a) entered into by (i) Holdings, the Borrower or any of the Subsidiaries and (ii) any Lender, Agent or Arranger or any Affiliate of any Lender, Agent or Arranger, or any person that was a Lender, Agent or Arranger or Affiliate of any Lender, Agent or Arranger when such Hedging Agreement was entered into as counterparty and (b) which has been designated by such Lender, Agent or Arranger and the Borrower, by notice to the Collateral Agent not later than 90 days after the execution and delivery thereof by Holdings, the Borrower or such Subsidiary, as a Specified Hedge Agreement; provided that the designation of any Hedging Agreement as a Specified Hedge Agreement shall not create in favor of any Lender, Agent or Arranger or any Affiliate of any Lender, Agent or Arranger that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Agreement.

            "Subsidiary" shall mean any subsidiary of Holdings.

            "Trademark License" shall mean any written agreement providing for the grant by or to any Grantor of any right in, to or under any Trademark, including any of the foregoing referred to in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time).

            "Trademarks" shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, designs and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule 4.09(a) (as such schedule may be amended or supplemented from time to time), (ii) the right to, and to obtain, all renewals thereof, (iii) the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) general intangibles of a like nature and
(v) the right to sue for past, present and future infringements or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

            "Trade Secret License" shall mean any written agreement providing for the grant by or to any Grantor of any right in, to or under any Trade Secret.

            "Trade Secrets" shall mean all trade secrets and all other confidential or proprietary information and know-how (all of the foregoing being collectively called a "Trade Secret"), reduced to a writing or other tangible form, including all documents and things embodying, incorporating or describing such Trade Secret, the right to sue for past, present and future infringements of any Trade Secret and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

            "Unfunded Advances/Participations" shall mean (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been made available to the Administrative Agent by any such Lender, (b) with respect to the Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Credit Lenders in accordance the Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with the Credit Agreement.

            "US Grantors" shall mean each Grantor incorporated, formed or organized under the laws of any state of the United States of America.

            1.02 Other Definitional Provisions. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to the specific provisions of this Agreement unless otherwise specified.

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to the property or assets such Grantor has granted as Collateral or the relevant part thereof.

            (d) The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein or in any other document with respect to the Borrower Obligations or the Guarantor Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Borrower Obligations or the Guarantor Obligations, as the case may be, in each case, unless otherwise specified, other than indemnification and other contingent obligations not then due and payable.

            (e) The words "include," "includes" and "including," and words of similar import, shall not be limiting and shall be deemed to be followed by the phrase "without limitation."

            (f) All references to the Lenders herein shall, where appropriate, include any Lender, the Administrative Agent, the Collateral Agent, any Arranger, any Syndication Agent or

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

the Documentation Agents or, in the case of any Lender, Agent or Arranger, any Affiliate thereof that is a party to a Specified Hedge Agreement.

SECTION 2. GUARANTEE

            2.01 Guarantee.

            (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

            (b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.02. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law, (i) such Guarantor (as opposed to its creditors, representatives of creditors, bankruptcy trustee, or other insolvency official or officer including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors, bankruptcy trustee, or other insolvency official or officer including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.01(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.01(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors, bankruptcy trustee, or other insolvency official or officer of such Guarantor or other person entitled, under such laws, to enforce the provisions thereof.

            (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.01(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

            (d) The guarantee contained in this Section 2 shall remain in full force and effect until Payment in Full of the Obligations, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

            (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no letter of credit shall be outstanding under the Credit Agreement and all commitments to extend credit under the Credit Agreement shall have been terminated or have expired (the occurrence of each of the forgoing, the "Payment in Full of the Obligations").

            2.02 Rights of Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its property:

            (a) If such payment is made by the Borrower or from its property, then, if and to the extent such payment is made on account of Obligations arising from or relating to a Loan or other extension of credit made to the Borrower or a letter of credit issued for the account of the Borrower, the Borrower shall not be entitled (i) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (ii) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other person, including any other Grantor or its property.

            (b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon Payment in Full of the Obligations, (i) to demand and enforce reimbursement for the full amount of such payment from the Borrower and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor that has not paid its proportionate share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its proportionate share of the unreimbursed portion of such payment. For this purpose, the proportionate share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by a court of competent jurisdiction.

            (c) If and whenever (after Payment in Full of the Obligations) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor under Sections 2.02(a) and 2.02(b), such Grantor shall be entitled, subject to and upon Payment in Full of the Obligations, to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this
Section 2.02) to any security interest that may then be held by the Collateral Agent upon any Collateral granted (i) to it in this Agreement, and (ii) to any claims, interests, rights or remedies under this Agreement or any other Loan Document. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties. Neither the Collateral Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after Payment in Full of the Obligations) the Collateral Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument reasonably satisfactory to the Collateral Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest and claims, interests, rights or remedies under this Agreement or any other Loan Document the Collateral Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Collateral Agent.

            (d) All rights and claims arising under this Section 2.02 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations. Until Payment in Full of the Obligations, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency, court protection or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Collateral Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Collateral Agent, in the exact form received and, if necessary, duly endorsed.

            (e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.02. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

            (f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to
Section 2.02(d) and (ii) neither the Collateral Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.02(c).

            2.03 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

            2.04 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, in connection with the Borrower Obligations, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Except as otherwise specifically provided in this Agreement or any other Loan Document, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 may be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy, court protection, insolvency or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            2.05 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, court protection, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            2.06 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent promptly upon demand by the Collateral Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Collateral Agent as specified in the Credit Agreement.

SECTION 3. GRANT OF SECURITY INTEREST; CONTINUING LIABILITY UNDER COLLATERAL

            (a) Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the personal property of such Grantor, including the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

                  (i) all Accounts;

                  (ii) all As-Extracted Collateral;

                  (iii) all Chattel Paper;

                  (iv) all Commercial Tort Claims from time to time specifically described on Schedule 4.11;

                  (v) all Contracts;

                  (vi) all Deposit Accounts;

                  (vii) all Documents;

                  (viii) all Equipment;

                  (ix) all Fixtures

                  (x) all General Intangibles;

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

                  (xi) all Goods

                  (xii) all Instruments;

                  (xiii) all Insurance;

                  (xiv) all Intellectual Property;

                  (xv) all Inventory;

                  (xvi) all Investment Property;

                  (xvii) all Letters of Credit and all Letter of Credit Rights;

                  (xviii) all Money;

                  (xix) all Securities Accounts;

                  (xx) all Collateral Accounts and all Collateral Account Funds;

                  (xxi) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (xxii) to the extent not otherwise included, all other property, whether tangible or intangible, of such Grantor and all Proceeds, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any person with respect to any of the foregoing;

provided that, notwithstanding any other provision set forth herein, this Agreement (including without limitation, this Section 3) shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset.

            (b) Notwithstanding anything herein to the contrary, (i) each US Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each US Grantor shall remain liable under each of the agreements included in the Collateral, including any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and applicable law and neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Collateral Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged Partnership Interests or Pledged LLC Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any US Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, except to the extent such rights are exercised with respect to such contracts and agreements included in Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES

            To induce the Arrangers, the Administrative Agent, the Collateral Agent, the Syndication Agents, the Documentation Agent, the Lenders and any other Secured Parties to enter into the Credit Agreement and to induce the Lenders and any other Secured Parties to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that with respect to such Grantor:

            4.01 Representations in Credit Agreement. In the case of such Grantor (other than Holdings and Borrower), the representations and warranties set forth in Article III of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's or Holdings' knowledge shall, for the purposes of this Section 4.01, be deemed to be a reference to such Grantor's knowledge.

            4.02 Title; No Other Liens. Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, including Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as grantor under a security agreement entered into by another person, except for Liens expressly permitted by Section 6.02 of the Credit Agreement. No financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office for perfection of liens, except such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are expressly permitted by the Credit Agreement.

            4.03 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 4.03 (as such schedule may be amended or supplemented from time to time with respect to after-acquired property consistent with Section
5.09 of the Credit Agreement) (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in duly completed and duly executed form, as applicable, except as otherwise permitted in any post closing or similar agreement which has been executed by the Collateral Agent) and payment of all filing fees, will constitute valid fully perfected security interests in substantially all of the Collateral in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, granted by such US Grantor as collateral security for such US Grantor's

Obligations, enforceable in accordance with the terms hereof, except for (x) the taking of any actions required in connection with After-Acquired Intellectual Property and (y) as may be required under the laws of any jurisdiction outside of the United States in order to perfect the Collateral Agent's Lien in the Collateral granted by such US Grantor which would be perfected by application of the laws of jurisdictions outside the US and (b) are prior to all other Liens on the Collateral, except for Liens expressly permitted by Section 6.02 of the Credit Agreement. Without limiting the foregoing, each US Grantor has taken, to the extent requested by the Collateral Agent, all actions necessary, including those specified in Section 5.02 to (i) establish the Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over any portion of the Investment Property (excluding any payroll or similar trust accounts) constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodity Accounts having a value in excess of $100,000 per account or in excess of $250,000 in the aggregate for all such accounts (each as defined in the New York UCC),(ii) establish the Collateral Agent's "control" (within the meaning of Section 9-104 of the New York UCC) over all Deposit Accounts (excluding any payroll or similar trust accounts) having a value in excess of $100,000 per account or in excess of $250,000 in the aggregate for all such accounts, (iii) to the extent requested by the Collateral Agent, establish the Collateral Agent's "control" (within the meaning of Section 9-107 of the New York UCC) over all Letter of Credit Rights having a value in excess of $100,000 per account or in excess of $250,000 in the aggregate for all such accounts, (iv) establish the Collateral Agent's control (within the meaning of Section 9-105 of the New York UCC) over all Electronic Chattel Paper having a value in excess of $100,000 per account or in excess of $250,000 in the aggregate for all such accounts and (v) establish the Collateral Agent's "control" (within the meaning of Section 16 of the Uniform Electronic Transaction Act as in effect in the applicable jurisdiction "UETA") over all "transferable records" (as defined in UETA) having a value in excess of $100,000 per account or in excess of $250,000 in the aggregate for all such accounts.

            4.04 Name; Jurisdiction of Organization, etc. On the date hereof, such Grantor's exact legal name (as indicated on the public record of such Grantor's jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business are specified on
Schedule 4.04. Each US Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as specified on
Schedule 4.04, no such US Grantor has changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as a grantor under a security agreement entered into by another person, which has not heretofore been terminated.

            4.05 Inventory and Equipment. (a) On the date hereof, the Inventory and the Equipment (other than mobile goods) of a US Grantor that is included in the Collateral are kept at the locations listed on Schedule 4.05(a).

            (b) None of the Inventory or Equipment that is included in the Collateral of a US Grantor is in the possession of an issuer of a negotiable document (as defined in Section 7

-104 of the New York UCC) therefor or is otherwise in the possession of any bailee or warehouseman.

            4.06 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

            4.07 Investment Property. (a) Schedule 4.07(a) hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock," "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any US Grantor in its subsidiaries and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such schedule. Schedule 4.07(b) (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt Securities" or "Pledged Notes" all of the Pledged Debt Securities and Pledged Notes owned by any US Grantor having a value in excess of $100,000. Schedule 4.07(c) hereto (as such schedule may be amended from time to time) sets forth under the headings "Securities Accounts," "Commodities Accounts," and "Deposit Accounts" respectively, all of the Securities Accounts, Commodities Accounts and Deposit Accounts in which each US Grantor has an interest. The applicable US Grantor listed on Schedule 4.07(c) hereto is the sole entitlement holder or customer of each such account, and no US Grantor is otherwise aware of any person having "control" (within the meanings of Sections 8-106, 9-106 and 9-104 of the New York UCC) over, or any other interest in, any such Securities Account, Commodity Account or Deposit Account, in each case in which such US Grantor has an interest, or any securities, commodities or other property credited thereto.
Schedule 4.07(a) hereto sets forth under the heading "Pledged Borrower Stock" all of the Equity Interests owned by Holdings in Borrower and the shares of such Pledged Borrower Stock pledged by Holdings hereunder constitute 100% of the issued and outstanding shares of stock of Borrower.

            (b) The shares of Pledged Equity Interests pledged by such US Grantor hereunder constitute all of the issued and outstanding shares of all classes of Equity Interests in each Issuer owned by such US Grantor.

            (c) All the shares of the Pledged Equity Interests owned by such US Grantor and listed on Schedule 4.07 hereto have been duly and validly issued and are fully paid and nonassessable. All the shares of the Pledged Borrower Stock owned by Holdings and listed on Schedule 4.07 hereto have been duly and validly issued and are fully paid and nonassessable.

            (d) The terms of any uncertificated Pledged LLC Interests and Pledged Partnership Interests owned by a US Grantor with respect to any Person organized within the United States expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the "issuer's jurisdiction" of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction). The terms of any certificated Pledged LLC Interests and Pledged Partnership Interests expressly provide that they are securities governed by Article 8 of the New York UCC.

            (e) Such US Grantor is the record and beneficial owner of, and has good and defeasible title to, the Investment Property and Deposit Accounts pledged by it hereunder, free of any and all Liens or options in favor of any other person, except Liens expressly permitted by Section 6.02 of the Credit Agreement, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests. Holdings is the record and beneficial owner of, and has good and defeasible title to, the Pledged Borrower Stock pledged by it hereunder, free of any and all Liens or options in favor of any other person, except Liens expressly permitted by Section 6.02 of the Credit Agreement, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Borrower Stock.

            4.08 Receivables(a) . No amount payable to such US Grantor in excess of $100,000 under or in connection with any Receivable that is included in the Collateral of a US Grantor is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Collateral Agent or constitutes Electronic Chattel Paper that has not been subjected to the control (within the meaning of Section 9-105 of the New York UCC) of the Collateral Agent.

            (a) Each Receivable in excess of $100,000 that is included in the Collateral of a US Grantor (i) to such US Grantor's knowledge, is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) to such US Grantor's knowledge, is enforceable in accordance with its terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) is not subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (iv) is in material compliance with all applicable laws and regulations.

            4.09 Intellectual Property. (a) Schedule 4.09(a) includes all Intellectual Property owned by a Grantor which is, as of the Closing Date, registered with a Governmental Authority or is the subject of an application for registration and all material unregistered Intellectual Property, in each case which is owned by such Grantor in its own name, on the date hereof (collectively, the "Owned Intellectual Property"). Except as set forth in
Schedule 4.09(a), to such Grantor's knowledge, such Grantor is listed as the owner on Schedule 4.09 is the owner of the entire and unencumbered right, title and interest in and to all such Owned Intellectual Property and is otherwise entitled to use, and grant to others the right to use, all such Owned Intellectual Property subject only to the license terms of the licensing or franchise agreements referred to in paragraph (c) below. Each Grantor has a valid and enforceable right to use all material Intellectual Property that it uses in its business, but does not own (collectively, the "Licensed Intellectual Property").

            (b) On the date hereof, to such Grantor's knowledge, all Owned Intellectual Property and all Licensed Intellectual Property, in each case, which is material to the conduct of such Grantor's business (collectively, the "Material Intellectual Property") has not been abandoned. To such Grantor's knowledge, all Material Intellectual Property is valid and enforceable. To such Grantor's knowledge, neither the operation of such Grantor's business as currently conducted or as contemplated to be conducted nor the use of the Material Intellectual Property in connection therewith infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property rights of any other person where such infringement, misappropriation, dilution, misuse or violation could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (c) Except as set forth in Schedule 4.09(c), on the date hereof (i) none of the Material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor and (ii) there are no other agreements, obligations, orders or judgments, covenants not to sue, non-assertion assurances or releases to which any Grantor is a party which materially and adversely affect the validity or enforceability or such Grantor's use of any Material Intellectual Property (it being understood that each Grantor's rights to use any Licensed Intellectual Property are governed by the terms of the related license agreement). To such Grantor's knowledge, the rights of each such Grantor in or to the Material Intellectual Property do not conflict with or infringe upon the rights of any third party, and no claim has been asserted in writing that the use of such Intellectual Property does or may infringe upon the rights of any third party, in each instance, where such conflict or infringement could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (d) Except as set forth in Schedule 4.09(c), to such Grantor's knowledge, no holding, decision or judgment has been rendered by any Governmental Authority or arbitrator in the United States or outside the United States which would limit or cancel the validity or enforceability of, or such Grantor's rights in, any Material Intellectual Property where such limitation or cancellation could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (e) Except as set forth in Schedule 4.09(c) or as could not have, individually or in the aggregate, a Material Adverse Effect, no action or proceeding is pending, or, to such Grantor's knowledge, threatened in writing against any Grantor, on the date hereof (i) seeking to limit or cancel or question the validity of any Owned Intellectual Property, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe in any material respect any Intellectual Property rights, or any other right of any other person, (iii) alleging that any Owned Intellectual Property or, to such Grantor's knowledge, any Material Intellectual Property is being licensed, sublicensed or used in violation of any Intellectual Property right or any other right of any other person, or (iv) which, if adversely determined, would have, individually or in the aggregate, a Material Adverse Effect on the value of any Material Intellectual Property. The consummation of the transactions contemplated by this Agreement, and the other Loan Documents (including the enforcement of remedies in accordance with the terms hereof and thereof) will not result in the termination or impairment of the right to use any of the Material Intellectual Property.

            (f) With respect to each Copyright License, Trademark License, Trade Secret License and Patent License pertaining to Material Intellectual Property, the loss of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) such license is a valid and binding obligation of the applicable Grantor and, to such Grantor's knowledge, the other parties thereto, and is in full force and effect; (ii) such license will not cease to be valid and binding and in full force and effect, nor will the grant of such rights and interests herein constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) no Grantor has received any notice of termination or cancellation under such license; (iv) no Grantor has received any notice of a breach or default under such license, which breach or default has not been cured; (v) no Grantor is in breach or default in any material respect; and (vi) no Grantor has granted to any other person any rights, adverse or otherwise, under such license.

            (g) Except as set forth in Schedule 4.09(a), each Grantor has made all filings and recordations necessary to evidence its ownership interest in its Material Intellectual Property which is the subject of a registration or application, including recordation of its interests in the Patents and Trademarks with the United States Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the United States Copyright Office and in corresponding national and international copyright offices.

            (h) No Grantor is subject to any settlement or consents, judgment, injunction, order, decree, covenants not to sue, non-assertion assurances or releases that would impair the validity or enforceability of, or such Grantor's rights in, any Material Intellectual Property.

            4.10 Letters of Credit and Letter of Credit Rights. No US Grantor is a beneficiary or assignee under any Letter of Credit in excess of $250,000 other than the Letters of Credit described on Schedule 4.10 (as such schedule may be amended or supplemented from time to time). With respect to any such Letters of Credit that are by their terms transferable, each US Grantor has requested (or, in the case of the Letters of Credit that are specified on Schedule 4.10 on the date hereof, will use commercially reasonable efforts to cause) all issuers and nominated persons under Letters of Credit in which such US Grantor is the beneficiary or assignee to consent to the assignment of such Letter of Credit to the Collateral Agent and has agreed that upon the occurrence of a an Event of Default it shall cause all payments thereunder to be made to the Collateral Account. With respect to any such Letters of Credit that are not transferable, each US Grantor shall obtain (or, in the case of the Letters of Credit that are specified on Schedule 4.10 on the date hereof, use commercially reasonable efforts to obtain), upon request of the Collateral Agent, the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the released Letter of Credit to the Collateral Agent in accordance with Section 5-114(c) of the New York UCC.

            4.11 Commercial Tort Claims. No US Grantor has any Commercial Tort Claims individually or in the aggregate in excess of $1,000,000, except as specifically described on Schedule 4.11 (as such schedule may be amended or supplemented from time to time).

            4.12 Contracts. (a) Schedule 4.12(a) sets forth as of the date hereof all of the Material Contracts in which each US Grantor has any right or interest. Except as set forth on Schedule 4.12(b), no Material Contract prohibits assignment or encumbrance by such Grantor or requires or purports to require consent of, or notice to, any party (other than such Grantor) to any Material Contract in connection with the execution, delivery and performance of this Agreement, including the exercise of remedies by the Administrative Agent or the Collateral Agent with respect to such Material Contract, except for such consents that have been obtained and such notices that have been given.

            (b) Each Material Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the Grantor party thereto and (to the best of such Grantor's knowledge) each other party thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and proportionate dealing.

SECTION 5. COVENANTS

            Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (other than Obligations in respect of any Specified Hedge Agreement or Letters of Credit) shall have been paid in full, no letters of credit issued under the Credit Agreement shall be outstanding and all commitments to extend credit under the Credit Agreement shall have expired or been terminated:

            5.01 Delivery and Control of Instruments, Chattel Paper, Negotiable Documents, Investment Property and Deposit Accounts. (a) If any of the Collateral of a US Grantor is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, then such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper having a value in excess of $250,000 shall be immediately delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

            (b) If any of the Collateral of a US Grantor is or shall become "Electronic Chattel Paper" such US Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) for such Electronic Chattel Paper having a value in excess of $250,000, upon the request of the Collateral Agent, such authoritative copy will identify the Collateral Agent as the assignee and is communicated to and maintained by the Collateral Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Collateral Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

            (c) If any Collateral of a US Grantor is or shall become evidenced or represented by an Uncertificated Security, such US Grantor shall, if such Uncertificated Security has a value in excess of $500,000, cause the Issuer thereof either (i) to register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or
(ii) to agree in writing with such US Grantor and the Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Agent without further consent of such US Grantor, such agreement to be in substantially the form of Exhibit A.

            (d) Each US Grantor shall maintain Securities Entitlements, Securities Accounts and Deposit Accounts with values in excess of $100,000 in each individual account, or $500,000 in the aggregate, only with financial institutions that have, to the extent required by the Collateral Agent, agreed to comply with entitlement orders and instructions issued or originated by the Collateral Agent without further consent of such US Grantor, such agreement to be substantially in the form of Exhibit A or B or such other form as shall be reasonably acceptable to the Collateral Agent. Each non-US Grantor maintaining such Securities Entitlements, Securities Accounts and Deposit Accounts in excess of such values within the United States shall only maintain them with financial institutions that have, to the extent required by the Collateral Agent, agreed to comply with entitlement orders and instructions issued or originated by the Collateral Agent without further consent of such non-US Grantor, such agreement to be substantially in the form of Exhibit A or B or such other form as shall be reasonably acceptable to the Collateral Agent.

            (e) If any of the Collateral of a US Grantor is or shall become evidenced or represented by a Commodity Contract, such US Grantor shall, if such Commodity Contract has a value in excess of $1,000,000, cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such US Grantor and the Collateral Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Collateral Agent without further consent of such US Grantor, such agreement shall be in a form reasonably acceptable to the Collateral Agent.

            (f) In addition to and not in lieu of the foregoing, if any Issuer of any Investment Property is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each US Grantor shall, if such Investment Property constitutes Collateral having a value in excess of $500,000, take such additional actions, including using reasonable efforts to cause the issuer to register the pledge on its books and records, as may be necessary or advisable or as may be reasonably requested by the Collateral Agent, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

            (g) In the case of any transferable Letters of Credit Rights in excess of $500,000 individually, each US Grantor shall use commercially reasonable efforts to obtain, upon request, the consent of any issuer thereof to the transfer of such Letter of Credit Rights to the Collateral Agent. In the case of any other Letter of Credit Rights in excess of $500,000 individually, the applicable US Grantor shall use commercially reasonable efforts to obtain, upon request, the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related Letter of Credit in accordance with Section 5-114(c) of the New York UCC.

            5.02 Maintenance of Insurance. (a) Such US Grantor will maintain, with financially sound and reputable insurance companies, insurance on all its property (including all Inventory, Equipment and Vehicles) in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business; and furnish to the Collateral Agent, upon written request, full information as to the insurance carried; provided that in any event such US Grantor will maintain, to the extent obtainable on commercially reasonable terms, (i) property and casualty insurance on all real and personal property on an all risks basis (including the perils of flood and quake and loss by fire, explosion and theft), covering the repair or replacement cost of all such property and consequential loss coverage for business interruption and extra expense (which shall include construction expenses and such other business interruption expenses as are otherwise generally available to similar businesses), and (ii) public liability insurance. All such insurance with respect to such Grantor shall be provided by insurers or reinsurers which (x) in the case of United States insurers and reinsurers, have an A.M. Best policyholders rating of not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or reinsurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A-or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or, if the relevant insurance is not available from such insurers, such other insurers as the Collateral Agent may approve in writing. All insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after notice to the Collateral Agent thereof, or 30 days after notice to the Collateral Agent of cancellation due to failure to pay, and (ii) be reasonably satisfactory in all other respects to the Collateral Agent.

            (b) Such US Grantor will deliver to the Collateral Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated on or about such date showing the amount and types of insurance coverage as of such date,
(ii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date, (iii) forthwith, notice of any cancellation or nonrenewal of coverage by such Grantor and (iv) promptly after such information is available to such US Grantor, full information as to any claim for an amount in excess of $250,000 with respect to any property and casualty insurance policy maintained by such Grantor. Each Secured Party shall be named as additional insured on all such liability insurance policies of such Grantor and the Collateral Agent shall be named as loss payee on all property and casualty insurance policies of such Grantor.

            (c) Upon the request of the Collateral Agent, the Borrower shall deliver to the Secured Parties a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Collateral Agent may from time to time reasonably request.

            5.03 [Reserved].

            5.04 Maintenance of Perfected Security Interest; Further Documentation. (a) Such US Grantor shall maintain each of the security interests created by this Agreement as a perfected security interest, consistent with the provisions of this Agreement, having at least the priority described in Section
4.03 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of all persons whomsoever, subject to the provisions of Section 8.15.

            (b) Such US Grantor shall furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such US Grantor as the Collateral Agent may reasonably request, all in reasonable detail.

            (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such US Grantor, such US Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the other Security Documents and of the rights and powers herein and therein granted, including, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Collateral Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation, executing and delivering and using commercially reasonable efforts to cause the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit B or such other form reasonably acceptable to the Collateral Agent.

            5.05 Changes in Locations, Name, Jurisdiction of Incorporation, etc. Such US Grantor shall not, except upon 30 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

            (i) change its legal name or jurisdiction of organization from that referred to in Section 4.04;

            (ii) change its identity or structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading; or

            (iii) change the address of its chief executive office to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become incorrect.

            5.06 Notices. Such US Grantor shall advise the Collateral Agent promptly, in reasonable detail, of:

            (a) any Lien (other than any Lien expressly permitted by Section
6.02 of the Credit Agreement) on any of the Collateral; and

            (b) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect.

            5.07 Investment Property. (a) If such US Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests in any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or otherwise in respect thereof, such US Grantor shall, to the extent such items would constitute Collateral, accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and, if the value exceeds $100,000 deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by such US Grantor to the Collateral Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by such US Grantor, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. While an Event of Default is continuing, any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer of Pledged Securities shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. While an Event of Default is continuing, unless otherwise permitted by the Credit Agreement, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such US Grantor, such US Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such US Grantor, as additional collateral security for the Obligations. If Holdings shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests in Borrower, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Borrower Stock, or otherwise in respect thereof, Holdings shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly endorsed by Holdings to the Collateral Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by Holdings, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. While an Event of Default is continuing, any sums paid upon or in respect of the Pledged Borrower Stock upon the liquidation or dissolution of Borrower shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Borrower Stock or any property shall be distributed upon or with respect to the Pledged Borrower Stock pursuant to the recapitalization or reclassification of the capital of Borrower or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. While an Event of Default is continuing, unless otherwise permitted by the Credit Agreement, if any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by Holdings, Holdings shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of Holdings, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Collateral Agent, such US Grantor shall not, cause or permit any Issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the New York UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the New York UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the provisions in this clause
(v), such US Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof. (c) In the case of Borrower and in the case of each US Grantor which is an Issuer, Borrower and such Issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Pledged Borrower Stock and the Pledged Securities constituting Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 5.07(a) with respect to the Pledged Borrower Stock and the Pledged Securities constituting Collateral issued by it and (iii) the terms of Sections 6.03(c) and 6.07 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.03(c) or 6.07 with respect to the Pledged Borrower Stock or Pledged Securities constituting Collateral issued by it. In addition, Borrower and each US Grantor which is either an Issuer or an owner of any Pledged Security hereby consents to the grant by Holdings and each other US Grantor of the security interest hereunder in favor of the Collateral Agent and to the transfer of any Pledged Borrower Stock or Pledged Security to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner, member or shareholder of the Issuer of the related Pledged Borrower Stock or Pledged Security.

            5.08 Receivables. (a) Other than in a manner consistent with its past practice, such US Grantor shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any material Receivable in any manner that could reasonably be expected to materially and adversely affect the value thereof.

            (b) Such US Grantor shall deliver to the Collateral Agent a copy of each material demand, notice or document received by it that reasonably questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables that are included in the Collateral.

            5.09 Intellectual Property. (a) Except for sales, dispositions, or other transfers permitted under the Credit Agreement, or except to the extent it determines it is reasonably prudent to do so, such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that constitutes Material Intellectual Property on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark and take all reasonable steps to ensure that all its licensed users of such Trademark maintain such quality, and (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may reasonably be expected to become invalidated or impaired in any material way.

            (b) Except to the extent it determines it is reasonably prudent to do so, such Grantor (either itself or through licensees) shall not knowingly do any act, or omit to do any act, whereby any Patent owned by such Grantor that constitutes Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

            (c) Except to the extent it determines it is reasonably prudent to do so, such Grantor shall not (and shall not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyrights that constitute Material Intellectual Property may reasonably be expected to become invalidated and shall not (either itself or through licensees) do any act whereby any Copyrights that constitute Material Intellectual Property may reasonably be expected to fall into the public domain.

            (d) Except to the extent it determines it is reasonably prudent to do so, such Grantor shall not do any act that infringes, misappropriates or violates the Intellectual Property rights of any other person in any material respect.

            (e) Such Grantor shall, and shall take reasonable steps to require its licensees, to use Material Intellectual Property with proper statutory notice of registration and all other notices and legends required by applicable Requirements of Law, consistent with historic practices.

            (f) Such Grantor shall notify the Collateral Agent promptly if it knows, that any application or registration relating to any Material Intellectual Property becomes forfeited, abandoned or dedicated to the public, or of any adverse determination or development in any proceeding (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country regarding such Grantor's ownership of, or the validity of, any Material Intellectual Property or such Grantor's right to register the same.

            (g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property that is material to the business of such Grantor with the United States Copyright Office or the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Collateral Agent at the time of delivery of the next set of financial statements owing pursuant to Section 5.04 of the Credit Agreement. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral

Agent may request to evidence the Secured Parties' security interest in any Copyright, Patent, Trademark or other Intellectual Property of such Grantor and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (h) Except for sales, dispositions, or other transfers permitted under the Credit Agreement, or except to the extent it determines it is reasonably prudent to do so, such Grantor shall take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Material Intellectual Property, including the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and, where commercially reasonable, the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings

            (i) To the extent commercially reasonably, in the event that any Material Intellectual Property is infringed, misappropriated or diluted by a third party in any material respect, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and attempt to recover damages for such infringement, misappropriation or dilution.

            (j) Such US Grantor agrees that, should it obtain an ownership interest in any item of material Intellectual Property which is not, as of the Closing Date, a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), any such After-Acquired Intellectual Property, and in the case of Trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral except to the extent it constitutes Excluded Assets.

            (k) Such US Grantor agrees to execute on the Closing Date, a Trademark Security Agreement, in substantially the form of Exhibit C, and a Copyright Security Agreement, in substantially the form of Exhibit D, and a Patent Security Agreement, in substantially the form of Exhibit E in order to record the security interest granted herein to the Collateral Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

            5.10 Contracts. (a) Such US Grantor shall perform and comply in all material respects with all its obligations under the Contracts.

            (b) Such Grantor shall not amend, modify, terminate, waive or fail to enforce any provision of any Contract in any manner which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (c) Such Grantor shall not permit to become effective in any document creating, governing or providing for any permit, lease, license or Material Contract, a provision that would prohibit the creation or perfection of, or exercise of remedies in connection with, a Lien on such permit, lease, license or Material Contract in favor of the of the Collateral Agent for the ratable benefit of the Secured Parties unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

            5.11 Commercial Tort Claims. Such US Grantor shall advise the Collateral Agent promptly of any Commercial Tort Claim held by such US Grantor individually or in the aggregate in excess of $1,000,000 and shall promptly execute, upon request, a supplement to this Agreement in form and substance reasonably satisfactory to the Collateral Agent to grant a security interest in such Commercial Tort Claim to the Collateral Agent for the ratable benefit of the Secured Parties.

SECTION 6. REMEDIAL PROVISIONS

            6.01 Certain Matters Relating to Receivables. (a) If required by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any US Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such US Grantor in the exact form received, duly endorsed by such US Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Section 6.05, and (ii) until so turned over, shall be held by such US Grantor in trust for the Secured Parties, segregated from other funds of such US Grantor.

            (b) If an Event of Default has occurred and is continuing, at the Collateral Agent's request, each US Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are included in the Collateral, including all original orders, invoices and shipping receipts.

            6.02 Communications with Obligors; US Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Collateral Agent's reasonable satisfaction the existence, amount and terms of any such Receivables or Contracts.

            (b) The Collateral Agent may, at any time during the continuance of an Event of Default, notify, or require any US Grantor to so notify, the Account Debtor or counterparty on any Receivable or Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable US Grantor, notify, or require any US Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts directly to the Collateral Agent;

            (c) Anything herein to the contrary notwithstanding, each US Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any US Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.03 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to Holdings or the relevant US Grantor of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 6.03(b), Holdings and each US Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Borrower Stock and the Pledged Equity Interests and all payments made in respect of the Pledged Notes, in each case paid consistently with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Borrower Stock and the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership right exercised or other action taken which result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

            (b) If an Event of Default shall occur and be continuing: (i) upon written notice from Collateral Agent of its election to exercise the rights under this clause, all rights of Holdings and each US Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights, (ii) the Collateral Agent shall have the right, without notice to Holdings or the US Grantors, to transfer all or any portion of the Pledged Borrower Stock and the Investment Property constituting Collateral to its name or the name of its nominee or agent, and (iii) the Collateral Agent shall have the right at any time, without notice to Holdings or the US Grantors, to exchange any certificates or instruments representing any Investment Property constituting Pledged Borrower Stock and the Collateral for certificates or instruments of smaller or larger denominations. If an Event of Default has occurred and is continuing and the Collateral Agent shall have given notice to Holdings or the relevant US Grantor under Section 6.03(b), in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder Holdings and each US Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and Holdings and each US Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth herein.

            (c) Holdings and each US Grantor hereby authorizes and instructs Borrower and each Issuer of Pledged Borrower Stock and any Pledged Securities constituting Collateral

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

pledged by Holdings or any such US Grantor hereunder to, while an Event of Default is continuing, (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Holdings or such US Grantor, and (ii) upon any such instruction following the occurrence and during the continuance of an Event of Default, pay any dividends or other payments with respect to the Pledged Borrower Stock and Investment Property, including Pledged Securities, directly to the Collateral Agent.

            6.04 Proceeds to be Turned Over To Collateral Agent. In addition to the rights of the Secured Parties specified in Section 6.01 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, at the request of the Collateral Agent, all Proceeds received by any US Grantor consisting of cash, cash equivalents, checks and other near-cash items shall be held by such US Grantor in trust for the Secured Parties, segregated from other funds of such US Grantor, and shall, forthwith upon receipt by such US Grantor, be turned over to the Collateral Agent in the exact form received by such US Grantor (duly endorsed by such US Grantor to the Collateral Agent, if required). All such Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Collateral Account maintained under its sole dominion and control. All such Proceeds while held by the Collateral Agent in a Collateral Account (or by such US Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.05.

            6.05 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent's election, the Collateral Agent may apply all or any part of the net Proceeds (after deducting fees and expenses as provided in Section 6.06) constituting Collateral realized through the exercise by the Collateral Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

            FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all reasonable court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

            SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent, the Swingline Lender and any Issuing Bank pro rata in accordance with the respective amounts of the Unfunded
      Advances/Participations owed to them on the date of any such distribution);

            THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

            FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

            6.06 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or under any Loan Document) to or upon any Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made may constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor further agrees, at the Collateral Agent's reasonable request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent

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

shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

            (b) The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.06, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including
Section 9-615(a) of the New York UCC, need the Collateral Agent account for the surplus, if any, to any Grantor. If the Collateral Agent sells any of the Collateral upon credit, the applicable Grantor will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the applicable Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder.

            (c) In the event of any disposition of any of the Trademarks, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and with respect to any Intellectual Property Collateral, the applicable US Grantor shall supply the Collateral Agent or its designee with such US Grantor's know-how and expertise, and with records, documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to such Intellectual Property Collateral subject to such disposition, and such US Grantor's customer lists pertaining thereto, subject to appropriate confidentiality undertakings on the part of any person receiving such proprietary information.

            (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

            6.07 Registration Rights. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities constituting Collateral pursuant to Section 6.06, and if in the opinion of the Collateral Agent it is necessary or advisable to have such Pledged Borrower Stock, Pledged Equity Interests or such Pledged Debt Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, Holdings or the relevant US Grantor shall cause the Issuer thereof to (i) execute and deliver all such instruments and documents, and do or cause to be done all such other acts as may be necessary or advisable to register such Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Holdings and each US Grantor agrees to use commercially reasonable efforts to cause Borrower and such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) Holdings and each US Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities constituting Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Holdings and each US Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of such Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) Holdings and each US Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Borrower Stock, Pledged Equity Interests or the Pledged Debt Securities constituting Collateral pursuant to this Section 6.07 valid and binding and in compliance with any and all other applicable Requirements of Law. Holdings and each US Grantor further agrees that a breach of any of the covenants contained in this Section 6.07 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section
6.07 shall be specifically enforceable against Holdings and each such US Grantor, and Holdings and each such US Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement or a defense of payment, or the willful misconduct and gross negligence of the Secured Parties.

            6.08 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

SECTION 7. THE COLLATERAL AGENT

            7.01 Collateral Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact

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

with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, such appointment being coupled with an interests, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property that is included in the Collateral, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
      Section 6.07 or 6.08, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

            Anything in this Section 7.01(a) to the contrary notwithstanding, the Collateral Agent agrees that, except as provided in Section 7.01(b), it will not exercise any rights under the power of attorney provided for in this Section 7.01(a) unless an Event of Default shall have occurred and be continuing.

            (b) If an Event of Default has occurred and is continuing, if any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that the Collateral Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to immediately comply therewith.

            (c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 7.01 shall be payable by such Grantor to the Collateral Agent on demand.

            7.02 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

            7.03 Filing of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Collateral Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security Documents or as "all assets" or "all personal property," whether now owned or hereafter existing or acquired or such other description as the Collateral Agent, in its sole judgment, determines is necessary or advisable. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            7.04 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

            7.05 Appointment of Co-Collateral Agents. At any time or from time to time, in order to comply with any applicable requirement of law, the Collateral Agent may appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 8. MISCELLANEOUS

            8.01 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Collateral Agent, subject to any consents required under Section 9.08 of the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent.

            8.02 Notices. All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 8.02 (as such schedule may be amended or supplemented from time to time).

            8.03 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            8.04 Enforcement Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent and the other Secured Parties shall be entitled to reimbursement of their expenses incurred hereunder as provided in Section
9.05 of the Credit Agreement.

            (b) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

            8.05 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, and any attempted assignment without such consent shall be null and void.

            8.06 Set-Off. Each US Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time, while an Event of Default shall have occurred and be continuing, with notice to such US Grantor or any other US Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such US Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such US Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such US Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such US Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of set-off) which such Secured Party may have.

            8.07 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile and electronic PDF delivery), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8.08 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            8.09 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

            8.11 APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            8.12 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.02 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            8.13 Acknowledgments. Each Grantor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

            (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

            8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.09 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

            8.15 Releases. (a) At such time as the Loans and the other Obligations shall have been paid in full, each Letter of Credit shall have been cancelled and the commitments under the Credit Agreement have been terminated or expired, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor (other than Holdings) shall be released from its obligations hereunder in the event that all the Equity Interests in such Guarantor shall be sold or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for such release identifying the relevant Guarantor and the terms of the relevant sale or other disposition in reasonable detail, including the price thereof and any expenses incurred in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

            (c) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Collateral Agent, subject to such Grantor's rights under
Section 9-509(d)(2) of the New York UCC.

            8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND THE COLLATERAL AGENT AND EACH SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            8.17 Reinstatement. This Guarantee and Collateral Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case be, if at any time payments and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any oblige of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            8.18 Conflict. In the event there is a dispute or conflict as to this Agreement and another Security Document (the "Other Security Document") relating to the Pledged Borrower Stock and a court of competent jurisdiction determines that the laws of the country of organization of Borrower shall govern such dispute, then this Agreement shall control such dispute as to such Pledged Borrower Stock; provided, that, if such court determines that the laws of Ireland or another foreign jurisdiction shall govern such dispute, then such Other Security Document shall control such dispute as to the Pledged Borrower Stock.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                   GRANTORS:

                                   SKILLSOFT CORPORATION

                                   By: /s/ Anthony P. Amato
                                       _________________________________________
                                       Name:  Anthony P. Amato
                                       Title: CAO

                                   BOOKS24X7.COM, INC.

                                   By: /s/ Thomas J. McDonald
                                       ________________________________________
                                       Name:  Thomas J. McDonald
                                       Title: Treasurer

                                   SMARTCERTIFY DIRECT, INC.

                                   By: /s/ Thomas J. McDonald
                                       _________________________________________
                                       Name: Thomas J. McDonald
                                       Title: CFO

                                   TARGETED LEARNING CORPORATION

                                   By: /s/ Anthony P. Amato
                                       ________________________________________
                                       Name: Anthony P. Amato
                                       Title: Treasurer & Secretary

Signed, sealed and delivered by                    )
                                                   )
Anthony P. Amato                                   )
____________________(name in block capitals)       )
as attorney of                                     )
SKILLSOFT PUBLIC LIMITED COMPANY                   )
and in exercise of a power of attorney             )
under the hand and seal of                         )
SKILLSOFT PUBLIC LIMITED COMPANY                   )
in the presence of :                               )
                                                    /s/ Anthony P. Amato
                                                   _____________________________
                                                   Signature of attorney

Signature of witness:       /s/ Joshua L. Jenkins
                            _____________________

Name:                       Joshua L. Jenkins
                            _____________________

Address:                    107 Northeastern Blvd
                            _____________________

                            Nashua NH 03062
                            _____________________

                                                   CBT (TECHNOLOGY) LIMITED
Signed, sealed and delivered by                    )
                                                   )
Anthony P. Amato (name in block capitals)          )
_______________________                            )
as attorney of                                     )
CBT (TECHNOLOGY) LIMITED                           )
and in exercise of a power of attorney             )
under the hand and seal of                         )
CBT (TECHNOLOGY) LIMITED                           )
in the presence of :                               )
                                                   ) /s/ Anthony P. Amato
                                                   _____________________________
                                                   Signature of attorney


Signature of witness:       /s/ Joshua L. Jenkins
                            _____________________

Name:                       Joshua L. Jenkins
                            _____________________

Address:                    107 Northeaster Blvd
                            _____________________

                            Nastua NH 03062
                            _____________________

Occupation:                 Treasury Manager
                            _____________________

                                                       FIDALCO LIMITED
Signed, sealed and delivered by                        )
                                                       )
Anthony P. Amato                                       )
______________________________ (name in block capitals )
as attorney of                                         )
FIDALCO LIMITED                                        )
and in exercise of a power of attorney                 )
under the hand and seal of                             )
FIDALCO LIMITED                                        )
in the presence of:                                    ) /s/ Anthony P. Amato
                                                       ________________________
                                                       Signature of attorney



Signature of witness:       /s/ Joshua L. Jenkins
                            _____________________

Name:                       Joshua L. Jenkins
                            _____________________

Address:                    107 Northeaster Blvd
                            _____________________

                            Nastua NH 03062
                            _____________________

Occupation:                 Treasury Manager
                            _____________________

                                                SKILLSOFT IRELAND LIMITED
Signed, sealed and delivered by                 )
Anthony P. Amato
______________________________                  )
as attorney of                                  )
SKILLSOFT IRELAND LIMITED                       )
and in exercise of a power of attorney          )
under the hand and seal of                      )
SKILLSOFT IRELAND LIMITED                       )
in the presence of:                             ) /s/ Anthony P. Amato
                                                ___________________________
                                                Signature of attorney

Signature of witness:       /s/ Joshua L. Jenkins
                            _____________________

Name:                       Joshua L. Jenkins
                            _____________________

Address:                    107 Northeastern Blvd
                            _____________________

                            Nashua NH 03062
                            _____________________

Occupation:                 Treasury Manager
                            _____________________

IN WITNESS whereof the Company has executed this Guarantee and Collateral Agreement as a deed the day and year first above written.

EXECUTED AS A DEED by                           )
SKILLSOFT FINANCE LIMITED:                      ) /s/ Anthony P. Amato
                                                  ______________________________
                                                )    Duly Authorised Signatory
                                                )
                                                )    Name:  Anthony P. Amato
                                                            ____________________
                                                )
                                                )    Title: Director
                                                            ____________________
                                                )

in the presence of:

/s/ Joshua L. Jenkins
______________________________________________________
Signature of Witness

Name:              Joshua L. Jenkins
                   ___________________________________

                   107 Northeastern Blvd
Address:           Nastra NH 03062
                   ___________________________________

Occupation:        Treasury Manager
                   ___________________________________

(Note: These details are to be completed in the witness's own hand writing.)

                                   SKILLSOFT UK LIMITED

                                   By:  /s/ Anthony P. Amato
                                       _______________________________________
                                       Name:  Anthony P. Amato
                                       Title: Director

                                   SKILLSOFT CANADA, LTD.

                                   By:   /s/ Thomas J. McDonald
                                         ___________________________________
                                         Authorized Signing Officer

                                   By:   /s/ Charles E. Moran
                                         ___________________________________
                                         Authorized Signing Officer

                                   COLLATERAL AGENT:

                                   CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
                                   as Collateral Agent

                                   By: /s/ Robert Hefi
                                       ______________________________________
                                       Name:
                                       Title:

                                   By: /s/ Denise L. Alvarez
                                       ______________________________________
                                       Name:
                                       Title: